UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2002

(Date of earliest event reported)

Thomas & Betts Corporation

(Exact name of registrant as specified in its charter)

Tennessee	1-4682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

22-1326940

(IRS Employer Identification No.)

8155 T&B Boulevard, Memphis, Tennessee	38125
(Address of Principal Executive Offices)	(ZIP Code)

(901) 252-8000

(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

      On December 20, 2002, Thomas & Betts Corporation (the “Registrant” and the “Corporation”) announced, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, that the U.S. District Court for Western Tennessee approved the settlement of the consolidated securities class action lawsuits pending against the Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

20	Press Release of the Registrant dated December 20, 2002

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SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS & BETTS CORPORATION
(Registrant)

By:	/s/ JOHN P. MURPHY

John P. Murphy
Senior Vice President and
Chief Financial Officer

Date: December 20, 2002

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EXHIBIT INDEX

Exhibit	Description of Exhibits

20	Press Release dated December 20, 2002